Asset Retirement Obligations	12 Months Ended
Dec. 31, 2018
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Asset Retirement Obligations
ASSET RETIREMENT OBLIGATIONS

	December 31, 2018	December 31, 2017
Balance, beginning of year	$368,995	$331,517
Liabilities incurred	12,537	5,825
Liabilities settled	(14,035)	(13,471)
Liabilities assumed from corporate acquisition (note 4)	39,960	—
Liabilities acquired from property acquisitions	132	22,264
Liabilities divested	(580)	(19,940)
Accretion (note 17)	10,914	8,682
Change in estimate(1)	33,453	(24,028)
Changes in discount rates and inflation rates(2)	192,672	61,011
Foreign currency translation	2,850	(2,865)
Balance, end of year	$646,898	$368,995

(1)	Changes in the estimated costs, the timing of abandonment and reclamation and the status of wells are factors resulting in a change in estimate.

(2)
Change in discount rates and inflation rates includes $136.8 million to revalue the liabilities acquired in the Raging River acquisition (note 4) using the risk-free discount rate. At the date of acquisition, acquired asset retirement obligation liabilities are fair valued using a market discount rate.

The undiscounted amount of estimated cash flows required to settle the asset retirement obligations is $673.1 million (December 31, 2017 - $420.3 million). Based on an inflation rate of 2.00% (December 31, 2017 - 2.00%), the undiscounted amount of estimated future cash flows required to settle the obligation is $1,238.6 million (December 31, 2017 - $756.7 million). These costs are expected to be incurred over the next 50 years.

The discounted amount of estimated cash flow required to settle the asset retirement obligations at December 31, 2018 using an estimated annual inflation rate of 2.00% (December 31, 2017 - 2.00%) and discounted at a risk free rate of 2.15% (December 31, 2017 - 2.50%) is $646.9 million (December 31, 2017 - $369.0 million).